                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 13, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                   001-13403                 84-1032638
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 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
Standard; Transfer of Listing.

     On April 13, 2007, the New York Stock Exchange (the "NYSE") filed a Form 25 with the Securities and Exchange  Commission  (the "SEC"),  notifying the SEC of its intention to remove the entire class of Class A Convertible  Common Stock of
American  Italian Pasta Company (the "Company") from listing and registration on the NYSE at the  opening  of  business  on April  23,  2007.  The NYSE made this determination  in  accordance  with the NYSE Rule  802.01E due to the  Company's failure to file its September 30, 2005 Form 10-K within the maximum time periods allowed by the NYSE rules.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  April 19, 2007             AMERICAN ITALIAN PASTA COMPANY

                                       By:   /s/  Robert Schuller
                                          --------------------------------------
                                          Robert Schuller
                                          Executive Vice President and General
                                          Counsel